TRANSAMERICA FUNDS

Transamerica Multi-Manager Alternative Strategies Portfolio

Supplement dated March 1, 2012

to the Prospectus and Statement of Additional Information dated March 1, 2012

The following supplements and replaces any contrary information in the Prospectus and Statement of Additional Information.

Effective on or about April 17, 2012, Transamerica Asset Management, Inc. (“TAM”) will assume the responsibility for the day-to-day management of Transamerica Multi-Manager Alternative Strategies Portfolio (the “Fund”).

Principal Investment Strategies and Principal Risks

Until the effective date of the change, all references to “Transamerica Asset Management, Inc.” in the “Principal Investment Strategies” and “Principal Risks” sections of the Prospectus relating to the Fund refer to “Morningstar Associates, LLC” and all references to the “Investment Adviser” refer to the “Portfolio Construction Manager.”

Management

Until the effective date of the change, the “Management” section of the Prospectus relating to the Fund is supplemented and amended as follows:

Investment Adviser: Transamerica Asset Management, Inc.	Portfolio Construction Manager: Morningstar Associates, LLC

Portfolio Construction Team:

John Hale, CFA, Co-Portfolio Manager since 2006

Dan McNeela, CFA, Co-Portfolio Manager since 2010

Hal Ratner, CFA, Co-Portfolio Manager since 2010

Michael Stout, CFA, Co-Portfolio Manager since 2006

More on the Funds’ Strategies and Investments

Until the effective date of the change, all references to “Transamerica Asset Management, Inc.” in the “More on Each Funds’ Strategies and Investments” section of the Prospectus relating to the Fund refer to “Morningstar Associates, LLC” and all references to the “Investment Adviser” refer to the “Portfolio Construction Manager.”

Shareholder Information – Investment Adviser

Until the effective date of the change, the second paragraph of “Shareholder Information – Investment Adviser” section of the Prospectus is restated in its entirety as follows:

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for Transamerica Funds. TAM currently hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. The investment adviser also oversees the sub-advisers and monitors the sub-advisers’ buying and selling of portfolio securities and investment performance. TAM is paid investment advisory fees for its service as investment adviser to each fund. These fees are calculated on the average daily net assets of each fund.

Shareholder Information – Portfolio Construction Manager

Until the effective date of the change, the list of funds in the “Shareholder Information – Portfolio Construction Manager” section of the Prospectus is supplemented and amended as follows:

Transamerica Asset Allocation-Conservative Portfolio

Transamerica Asset Allocation-Growth Portfolio

Transamerica Asset Allocation-Moderate Portfolio

Transamerica Asset Allocation-Moderate Growth Portfolio

Transamerica Multi-Manager Alternative Strategies Portfolio

Transamerica Multi-Manager International Portfolio

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Investors Should Retain this Supplement for Future Reference